SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2018

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Our Annual Meeting of Stockholders was held on April 19, 2018. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The following five matters were included in our proxy dated March 15, 2018 and were voted upon at the annual meeting. Final vote tabulations are indicated below:

1.	To elect Directors for a term of one (1) year:

	For	Against	Abstain	Non Votes

Douglas G. Duncan	99,802,989	707,025	36,640	4,224,076
Francesca M. Edwardson	99,752,295	758,407	35,952	4,224,076
Wayne Garrison	96,560,785	3,837,333	148,536	4,224,076
Sharilyn S. Gasaway	99,787,060	723,671	35,923	4,224,076
Gary C. George	96,191,505	4,318,920	36,229	4,224,076
Bryan Hunt	92,398,738	7,996,588	151,328	4,224,076
Coleman H. Peterson	98,680,320	1,828,493	37,841	4,224,076
John N. Roberts, III	99,135,404	1,254,198	157,052	4,224,076
James L. Robo	93,861,867	6,648,310	36,477	4,224,076
Kirk Thompson	96,725,414	3,657,262	163,978	4,224,076

2.	To consider and approve an advisory resolution regarding the Company’s compensation of its named executive officers:

For	99,401,809
Against	1,087,787
Abstain	57,058
Non Votes	4,224,076

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 calendar year:

For	102,862,282
Against	1,757,274
Abstain	151,174
Non Votes	-

4.

To consider and vote upon a stockholder proposal requesting the Company to prepare and disclose a report of the Company's political contributions policy and political contributions made by the Company that could not be deducted under section 162(e) of the Internal Revenue Code:

For	25,183,426
Against	73,649,904
Abstain	1,713,324
Non Votes	4,224,076

5.

To consider and vote upon a stockholder proposal to adopt company-wide, quantitative, science-based targets to reduce greenhouse gas emissions and to report on the Company’s plans and progress towards achieving these targets:

For	21,488,753
Against	78,731,620
Abstain	326,281
Non Votes	4,224,076

No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 20th day of April 2018.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ David G. Mee
David G. Mee
Executive Vice President, Finance and
Administration and Chief Financial Officer
(Principal Financial Officer)